                                                                   EXHIBIT 10.68

                             TERMINATION AGREEMENT
                             ---------------------

     This TERMINATION AGREEMENT dated as of March 29, 2001, is among NMT NeuroSciences Implants (France) SA, a French limited liability company, and NMT NeuroSciences Instruments (France) SARL, a French limited liability company (collectively, the "Borrowers"), and Brown Brothers Harriman & Co. (the "Lender"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                   Recitals
                                   --------

     A. Pursuant to the terms of that certain Credit Agreement dated as of September 13, 1999, among the Borrowers and the Lender (as amended to date, the "Credit Agreement"), the Lender has provided certain financial accommodations to the Borrowers; and

     B. The Borrowers have repaid to the Lender all outstanding Loans under the Credit Agreement and paid all of their other obligations thereunder (including, without limitation, all outstanding fees, charges and disbursements of counsel for the Lender).

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Section 1. Termination of Loan Documents. The Credit Agreement and each of the guarantees, security documents and pledge agreements referred to in
Section 4.01 of the Credit Agreement or otherwise provided to the Lender in connection with the Credit Agreement and the transactions contemplated thereby (collectively, with the Credit Agreement, the "Loan Documents") are hereby terminated and shall be of no further force or effect, except, as to each such Loan Document, for provisions therein that expressly survive the termination of such Loan Document, including, without limitation, Sections 2.06, 2.07 and 7.03 of the Credit Agreement in accordance with Section 7.05 thereof. At the request of the Borrowers, the Lender shall this day deliver to the Borrowers all promissory notes executed by the Borrowers in favor of the Lender pursuant to the Credit Agreement.

     Section 2. Release of Collateral. The Lender hereby terminates and releases any security interests in or liens on any property of the Borrowers or any other party heretofore granted to secure the payment or performance of the obligations of the Borrowers under the Loan Documents (collectively, the "Collateral"), and hereby releases and reassigns all such Collateral to the Borrowers or such other parties (as applicable). At the request of the Borrowers, the Lender shall this day return to the Borrowers all stock certificates and other Collateral delivered to the Lender.

     Section 3. Further Assurances. The parties to this Agreement shall, upon the reasonable request of the other party and at the reasonable expense of the Borrowers (including, without limitation, the payment of the reasonable fees, charges and disbursements of counsel for the Lender), take any and all actions and execute any and all documents necessary or desirable to effectuate the terms and intent of this Agreement, including, without limitation, the termination of the Loan Documents as provided herein and the release of the Collateral.

     Section 4. Miscellaneous. This Agreement (i) may be executed in any number of counterparts, which together shall constitute one instrument, (ii) shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts and (iii) shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                                 [END OF TEXT]

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as of the date hereof.


                                    NMT NEUROSCIENCES IMPLANTS
                                    (FRANCE) SA

                                    By: /s/ Daniel Rigoudy
                                       ----------------------------------
                                       Name: Daniel Rigoudy
                                       Title: Directeur Generale


                                    NMT NEUROSCIENCES INSTRUMENTS
                                    (FRANCE) SARL


                                    By: /s/ John E. Ahern
                                       ----------------------------------
                                       Name: John E. Ahern
                                       Title: Duly Authorized


                                    BROWN BROTHERS HARRIMAN & CO.


                                    By: /s/ Gregory S. Pachus
                                       ----------------------------------
                                       Name: Gregory S. Pachus
                                       Title: Vice President

                                       3